                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive proxy statement

[ ]     Definitive additional materials

[ ]     Soliciting material pursuant to Section 240.14a-11(c) or
        Section 240-14a-12

                          PACIFIC GULF PROPERTIES INC.
                (Name of Registrant as specified In Its Charter)

                          PACIFIC GULF PROPERTIES INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid.
        (2)    Form, schedule or registration statement no.
        (3)    Filing party.
        (4)    Date filed.

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660

                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

To our shareholders:

     The 1999 annual meeting of shareholders of Pacific Gulf Properties Inc. (the "Company") will be held Thursday, May 13, 1999, at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, at 10:00 a.m. (Los Angeles time), for the following purposes:

          1. To have the holders of the Company's common stock and the holders of the Company's Class A Preferred Stock, voting together as a single class, elect one Class I Director for a term of two years and two Class II directors for a term of three years, in each case and until their successors are duly elected and qualified;

          2. To have the holders of the Company's Class A Preferred Stock, voting as a separate class, elect one Class II director for a term of three years and until his successor is duly elected and qualified; and

          3. To transact such other business as properly may come before the meeting and any adjournment thereof.

     Further information regarding the business to be transacted at the meeting is given in the accompanying Proxy Statement.

     Shareholders of record at the close of business on April 1, 1999 are entitled to notice of, and to vote at, the meeting.

     Please help the Company by promptly marking, dating, signing and returning the enclosed Proxy Card in the envelope provided for your convenience. If you attend the meeting and decide to vote in person, you may revoke your Proxy.

                                          By Order of the Board of Directors

                                          DONALD G. HERRMAN
                                          Secretary

April 13, 1999

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

                            ------------------------

                              GENERAL INFORMATION

     The Board of Directors of Pacific Gulf Properties Inc. ("PAG" or the "Company") is soliciting the accompanying Proxy for use at the 1999 annual meeting of shareholders (the "Annual Meeting") to be held Thursday, May 13, 1999, at the Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, at 10:00 a.m. (Los Angeles time), and at any and all adjournments or postponements thereof. Any shareholder giving a Proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of PAG, by delivering to the Secretary of PAG a duly executed proxy bearing a later date, or by attending and voting in person at the Annual Meeting. At the Annual Meeting, the designated proxy holders will vote the shares of common stock, $0.01 par value per share (the "Common Shares"), represented by a Proxy which is received and not revoked. Where the shareholder specifies a choice on the Proxy Card with respect to any matter to be acted upon, the Common Shares will be voted in accordance with the choice specified. Where no choice is specified, the shares represented by a signed Proxy Card will be voted in favor of the proposals set forth in the Notice attached hereto.

     Shareholders are invited to attend the Annual Meeting. Whether or not you expect to attend, you are urged to sign, date, and promptly return the enclosed Proxy Card in the enclosed postage prepaid envelope. If your shares are held of record by a broker, bank or other nominee and you wish to attend and vote your shares at the Annual Meeting you must obtain a letter from the broker, bank or nominee confirming your beneficial ownership of the shares and a written Proxy from the holder issued in your name, and bring it to the Annual Meeting.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about April 13, 1999.

     The cost of soliciting proxies will be borne by PAG. In addition to solicitation by mail, and without additional compensation for such services, proxies may be solicited personally, or by telephone or telegraph, by officers or employees of PAG. PAG will also request banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties to forward the solicitation materials to the beneficial owners of Common Shares held of record by such persons, and PAG will upon request of such record holders reimburse forwarding charges and expenses.

                      SHARES OUTSTANDING AND VOTE REQUIRED

     At the close of business on April 1, 1999, the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, approximately 20,037,346 Common Shares of PAG were outstanding. Each whole Common Share is entitled to one vote. In addition, the holders of the Company's Class A Preferred Stock have the right to vote with the holders of the Common Shares on all matters, including the election of directors, and also has the right to elect, as a separate class, a director. At April 1, 1999, the holders of the Class A Preferred Stock had an aggregate of 2,763,116 votes (equal to the number of such shares outstanding). There is no right to cumulative voting. The holders of a majority of issued and outstanding Common Shares and shares of Class A Preferred Stock represented in person or by proxy will constitute a quorum at the Annual Meeting.

     Assuming the existence of a quorum, the three nominees for election as directors (one Class I and two Class II) who receive the highest number of votes therefor at the Annual Meeting will be elected as directors under Proposal 1.

     Assuming the existence of a quorum, the nominee for the election as a director who receives the highest number of Class A Preferred Stock votes therefor at the Annual Meeting will be elected as a director under Proposal 2.

     Representatives of PAG's transfer agent will assist PAG in the tabulation of the votes. Abstentions and broker non-votes are counted as Common Shares represented at the Annual Meeting for purposes of determining a quorum. An abstention has the effect of a vote "withheld" with respect to the election of directors under Proposal 1. Broker non-votes are not entitled to vote because they indicate the withholding of power to vote on a specific matter and therefore have no effect on the outcome of a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Shares of the Company as of December 31, 1998 by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Shares, each director of the Company, the officers of the Company, and by all directors and officers as a group. To the Company's knowledge, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, and the address of each person named is the same as the Company's unless otherwise indicated in the accompanying notes.

                                                                   COMMON SHARES
                                                                BENEFICIALLY OWNED
                                                              -----------------------
                                                                           PERCENT OF
                      BENEFICIAL OWNER                         AMOUNT       CLASS(1)
                      ----------------                        ---------    ----------
Five Arrows Realty Securities L.L.C.(2).....................  2,763,116(2)    12.1%(2)
Morgan Stanley, Dean Witter & Co. ..........................  1,962,800(3)     9.8%
Glenn L. Carpenter..........................................    274,077(4)     1.4%
Donald G. Herrman...........................................    175,186(5)       *
J.R. Wetzel.................................................     90,000(6)       *
Lonnie P. Nadal.............................................    129,107(7)       *
Robert A. Dewey.............................................     85,350(8)       *
Angela M. Wixted............................................     77,350(9)       *
Kimberly G. Solbakk.........................................     72,853(10)      *
Peter L. Eppinga............................................     28,296(11)      *
Christine Garvey............................................     10,000(12)      *
Carl C. Gregory, III........................................     19,500(13)      *
John F. Kooken..............................................     24,800(14)      *
Donald E. Lange.............................................     11,000(12)      *
Robert E. Morgan............................................     49,554(15)      *
James E. Quigley 3rd........................................     14,200(13)      *
Keith W. Renken.............................................     23,000(11)      *
All officers and directors as a group (15 persons)..........  1,084,273        5.2%

---------------
  *  Less than 1%.

 (1) Except as otherwise stated in the notes below, all percentages shown are without assuming conversion of any of the Company's Convertible Subordinated Debentures or Preferred Stock into Common Shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options held by that person that are currently exercisable or exercisable within 60 days of December 31, 1998 are treated as outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

 (2) As holder of 100% of the outstanding shares of preferred, Five Arrows Realty Securities L.L.C. ("Five Arrows") maintains the contractual right to elect one director to the Board, and Five Arrows has previously elected Mr. James Quigley, 3rd to such position as a Class II director. The shares of Class A Preferred Stock held by Five Arrows are immediately convertible into Common Shares; pursuant to the Company's Charter, Five Arrows has the right to vote such shares at the Annual Meeting. The percent of class with respect to Five Arrows has been calculated assuming that all of the shares of Class A Preferred Stock were converted into Common Stock.

 (3) Morgan Stanley, Dean Witter & Co.'s ("Morgan Stanley") address is 1585 Broadway, New York, New York 10036. Information regarding ownership of common shares by Morgan Stanley is included herein in reliance upon information set forth in an Amended Schedule 13G filed by Morgan Stanley on February 10, 1999. Morgan Stanley has indicated in such Schedule 13G that all shares are owned by various investment advisory clients of Morgan Stanley and that Morgan Stanley is deemed to be the beneficial owner of such shares pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 (4) Includes 218,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 48,956 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 4,944 shares allocated to Mr. Carpenter in the Company's Thrift Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan" and "Thrift Plan.")

 (5) Includes 147,500 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 24,476 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 3,210 shares allocated to Mr. Herrman in the Company's Thrift Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan" and "Thrift Plan.")

 (6) Includes 75,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan and 15,000 shares of restricted stock granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

 (7) Includes 117,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 10,683 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 924 shares allocated to Mr. Nadal in the Company's Thrift Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan" and "Thrift Plan.")

 (8) Includes 76,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan, 8,521 shares of restricted stock granted under the Company's 1993 Share Option Plan, and 753 shares allocated to Mr. Dewey in the Company's Thrift Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan" and "Thrift Plan.")

 (9) Includes 71,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan and 5,246 shares of restricted stock granted under the Company's 1993 Share Option Plan and 161 shares allocated to Ms. Wixted in the Company's Thrift Plan. (See "EXECUTIVE
     COMPENSATION -- Share Option Plan.")

(10) Includes 70,250 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan and 2,000 shares of restricted stock granted under the Company's 1993 Share Option Plan and 287 shares allocated to Ms. Solbakk in the Company's Thrift Plan. (See "EXECUTIVE
     COMPENSATION -- Share Option Plan.")

(11) Includes 15,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

(12) Includes 10,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

(13) Includes 14,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

(14) Includes 12,000 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

(15) Includes 10,600 shares purchasable upon exercise of options granted under the Company's 1993 Share Option Plan. (See "EXECUTIVE COMPENSATION -- Share Option Plan.")

                                   PROPOSAL 1

                        ELECTION OF ONE CLASS I DIRECTOR
                           AND TWO CLASS II DIRECTORS

NOMINEES

     PAG's Board of Directors (the "Board") consists of nine members, divided into three classes which are designated Class I, Class II, and Class III.

     There are currently three Class I directors, one of whom, Ms. Christine Garvey, was appointed as such in 1998 by the Board to fill a vacancy resulting from an increase in the size of the Board by one position. While the terms of the other Class I directors do not expire until 2001, Ms. Garvey, as an appointee of the Board and not an electee of the stockholders, must, under the terms of the Company's Charter, stand for election at the first annual meeting following her appointment by the Board, regardless of the scheduled expiration of the class in which she serves. Management proposes the election of Ms. Garvey as a Class I director of PAG, for a term of two years (expiring with the terms of the other Class I directors in 2001) and until the election and qualification of her successor.

     There are currently three Class II directors, one of whom, Mr. James E. Quigley, 3rd, was previously elected as such by the holders of the Class A Preferred Stock, and one of whom, Mr. Donald E. Lange, was appointed as such by the Board to fill a vacancy. All of the Class II directors are standing for re-election at the Annual Meeting, with Mr. Quigley's election to be at the direction of the holders of the Class A Preferred Stock, voting as a separate class, under Proposal 2 described below. Management proposes the election of directors Carl C. Gregory, III, and Donald E. Lange as Class II directors of PAG, for a term of three years (expiring in 2002) and until the election and qualification of their successors.

     There are currently three Class III directors. Their terms expire in 2000.

     Each nominee for director listed above has consented to being named in the Proxy Statement and to serve if elected.

     Unless the proxy holder directs otherwise, the Common Shares represented by the accompanying Proxy will be voted for the election of the three nominees named herein. Should any of the three nominees named herein become unavailable for election, which is not anticipated, the Common Shares represented by the accompanying Proxy will be voted for the election of another person recommended by PAG.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF PAG.

                                   PROPOSAL 2

            ELECTION OF ONE CLASS II DIRECTOR BY THE HOLDERS OF THE
                            CLASS A PREFERRED STOCK

     As noted above, there are currently three Class II directors, all of whom are standing for re-election at the Annual Meeting. Two of the Class II directors, directors Carl C. Gregory, III and Donald E. Lange, are standing for re-election by the holder of the Company's common stock and the holders of the Company's Class A Preferred Stock, voting together as a single class, under Proposal 1. The third Class II director, Mr. James E. Quigley, 3rd, was previously elected as such by the holders of the Class A Preferred Stock and is standing for re-election by such holders, voting as a separate class, under this Proposal 2. Management proposes the election of Mr. James E. Quigley, 3rd as a Class II director of PAG, for a term of three years (expiring in 2002) and until the election and qualification of his successor.

     Each nominee for directors listed above has consented to being named in the Proxy Statement and to serve if elected.

     Unless a proxy holder directs otherwise, the shares of Class A Preferred Stock represented by any Proxy submitted by a holder of Class A Preferred Stock will be voted for the election of Mr. Quigley described above. Should Mr. Quigley become unavailable for election, which is not anticipated, the shares of Class A Preferred Stock represented by any such Proxy will be voted for the election of another person recommended by PAG.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEE AS A DIRECTOR OF PAG.

     The following table sets forth certain information as to the nominees, as well as other members of the Board whose terms do not expire in 1999, including their ages, principal business experience during the past five years, the year they each first became a director, Board Committee membership and other directorships currently held in companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of
Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. (An asterisk in the chart denotes ownership of less than 1% of the outstanding Common Shares.)

                  NOMINEE FOR ELECTION AS DIRECTOR -- CLASS I

                                                                                         PERCENT OF
                        PRINCIPAL BUSINESS EXPERIENCE                     COMMON STOCK   OUTSTANDING
                         DURING PAST 5 YEARS AND ALL           DIRECTOR   BENEFICIALLY     COMMON
      DIRECTOR               POSITIONS WITH PAG          AGE    SINCE        OWNED          STOCK
      --------         -------------------------------   ---   --------   ------------   -----------
Christine Garvey       Private investor; former Group    53      1998        10,000            *
                       Executive Vice President, Head
                       of Commercial Real Estate
                       Services of Bank of America,
                       1992 - 1998; Director, Catellus
                       Development Corporation,
                       Timberland Growth Corporation,
                       San Francisco Architectural
                       Heritage Foundation and
                       Philharmonia Baroque Orchestra.

                 NOMINEES FOR ELECTION AS DIRECTOR -- CLASS II

                                                                                         PERCENT OF
                        PRINCIPAL BUSINESS EXPERIENCE                     COMMON STOCK   OUTSTANDING
                         DURING PAST 5 YEARS AND ALL           DIRECTOR   BENEFICIALLY     COMMON
      DIRECTOR               POSITIONS WITH PAG          AGE    SINCE        OWNED          STOCK
      --------         -------------------------------   ---   --------   ------------   -----------
Carl C. Gregory, III   Chairman and Chief Executive      54      1998        19,500            *
                       Officer of West Capital
                       Financial Services, Inc.; past
                       Chairman and Chief Executive
                       Officer of MIP Properties,
                       Inc., formerly a publicly-
                       traded real estate investment
                       trust; director, Apex Mortgage
                       Capital, Inc.
Donald E. Lange        President of Mortgage Bankers     53      1998        11,000            *
                       Association, President and
                       Chief Executive Officer of
                       Pacific Financial Services;
                       past President and Chief
                       Executive Officer of
                       Weyerhaeuser Financial

     NOMINEE FOR ELECTION BY PREFERRED STOCKHOLDERS AS DIRECTOR -- CLASS II

                                                                                         PERCENT OF
                        PRINCIPAL BUSINESS EXPERIENCE                     COMMON STOCK   OUTSTANDING
                         DURING PAST 5 YEARS AND ALL           DIRECTOR   BENEFICIALLY     COMMON
      DIRECTOR               POSITIONS WITH PAG          AGE    SINCE        OWNED          STOCK
      --------         -------------------------------   ---   --------   ------------   -----------
James E. Quigley, 3rd  Sr. Vice President and            42      1997        14,200            *
                       Treasurer of Rothschild Realty
                       since 1990; director, Charter
                       Oak, a subsidiary of Rothschild
                       Realty, since 1989

          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000 -- CLASS III

                                                                                         PERCENT OF
                        PRINCIPAL BUSINESS EXPERIENCE                     COMMON STOCK   OUTSTANDING
                         DURING PAST 5 YEARS AND ALL           DIRECTOR   BENEFICIALLY     COMMON
      DIRECTOR               POSITIONS WITH PAG          AGE    SINCE        OWNED          STOCK
      --------         -------------------------------   ---   --------   ------------   -----------
Peter L. Eppinga       Practicing attorney               57      1994        28,296            *
                       specializing in corporate
                       securities and real estate;
                       former President of Laguna
                       Hills Properties, 1991 to 1994;
                       former Senior Vice President of
                       Sears Savings Bank
John F. Kooken         Retired; former Vice Chairman     67      1994        24,800            *
                       and Chief Financial Officer of
                       Security Pacific Corporation,
                       1987 to 1992; director, The
                       Centris Group, Glendale Federal
                       Bank, Southern California
                       Healthcare Systems, and
                       Huntington Memorial Hospital
Robert E. Morgan       Retired; former President,        79      1993        49,554            *
                       Coldwell Banker First Newport
                       Corporation; former President,
                       Coldwell Banker Real Estate
                       Finance Services; former
                       director of Santa Anita Realty
                       Enterprises and Operating
                       Company, 1975 to 1995

           CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2001 -- CLASS I

                                                                                         PERCENT OF
                        PRINCIPAL BUSINESS EXPERIENCE                     COMMON STOCK   OUTSTANDING
                         DURING PAST 5 YEARS AND ALL           DIRECTOR   BENEFICIALLY     COMMON
      DIRECTOR               POSITIONS WITH PAG          AGE    SINCE        OWNED          STOCK
      --------         -------------------------------   ---   --------   ------------   -----------
Glenn L. Carpenter     Chairman of the Board since       56      1993       274,077          1.4%
                       January 1, 1996, President and
                       Chief Executive Officer since
                       inception of PAG; Chief
                       Executive Officer, Santa Anita
                       Realty Enterprises, Inc.,
                       February 1992 to February 1994;
                       President of Santa Anita Realty
                       Enterprises, Inc., December
                       1989 to February 1994
Keith W. Renken        Retired; formerly Managing        63      1994        23,000            *
                       Partner of Los Angeles office
                       of Deloitte & Touche; director,
                       Coast Federal Bank; "Executive
                       in Residence" teaching program
                       at University of Southern
                       California's School of
                       Accounting

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has created and delegated certain authority to its Executive Committee, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as follows:

     Executive Committee. The Executive Committee consists of Directors Gregory, Garvey, Eppinga, Kooken, Lange, and Quigley. The Executive Committee has the authority to perform all functions of the full Board, subject to certain limitations prescribed by the Board and by Maryland law, including approval of all real estate investments. The Executive Committee held seven meetings during the year ended December 31, 1998.

     Audit Committee. The Audit Committee consists of Directors Kooken, Morgan and Renken. The Audit Committee performs numerous functions, including review of the annual financial statements with both management and the independent auditors. The Audit Committee also recommends the engagement of the independent accounting firm and meets with the independent accountants regarding the scope and conduct of the annual audit. In addition, the Committee may inquire about and discuss policies and procedures with respect to principles of business conduct, financial and accounting controls, compliance with the Foreign Corrupt Practices Act of 1977, areas of special concern and other related matters. The Audit Committee met three times during the year ended December 31, 1998.

     Compensation Committee. The Compensation Committee currently consists of Directors Eppinga, Kooken, Morgan, and Renken. The Compensation Committee reviews the performance and effectiveness of the Chief Executive Officer and recommends an annual compensation level for the Chief Executive Officer to the Board of Directors. The Committee also sets the compensation level of all other officers, approves all grants of stock options and restricted stock and administers the Company's stock option and other employee benefit programs and plans. The Compensation Committee met four times during the year ended December 31, 1998.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors Renken, Gregory, Morgan and Quigley. The Nominating and Corporate Governance Committee reviews governance issues and makes recommendations to the Board for committee assignments and chairmanships of the committees. The Nominating Committee also considers candidates for appointment to the Board and other such duties delegated to it. The Nominating and Corporate Governance Committee met five times during the year ended December 31, 1998.

     During the year ended December 31, 1998, all directors attended at least 75%, in the aggregate, of the meetings of the Board and Committees of which they were members during the periods they were members. During the past year, the Board of Directors met nine times.

COMPENSATION OF DIRECTORS

     The Company pays its directors who are not officers of the Company fees for their services as directors. Directors receive annual compensation of $20,000 plus a fee of $1,000 ($1,250 for the Chairman of each meeting) for attendance (in person or by telephone) at each meeting of the Board of Directors and committee meetings. Directors of the Company who are also employees or officers are not paid director fees.

     On each December 31, each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates, automatically receives an annual grant of options to purchase 5,000 shares of common stock at an exercise price equal to 100% of the fair market value of the Common Shares on the date of grant of such option. Upon appointment to the Board, non-employee directors receive a grant of options to purchase 5,000 common shares at an exercise price equal to the fair market value of the common shares on the date of grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of its equity securities, to file with the

Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and beneficial owners are also required by Securities and Exchange Commission rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company is aware that the following director and officer tendered late reports required by Section 16(a): Mr. Carl C. Gregory, III filed one delinquent Form 4 report regarding one transaction; and Ms. Angela M. Wixted filed one delinquent Form 4 report regarding one transaction. All delinquencies were subsequently reported as a late Form 4 report, submitted for the months in which the transactions occurred.

                           OFFICERS AND KEY EMPLOYEES

     The executive officers and key employees of the Company are:

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Glenn L. Carpenter...................  56     Chairman of the Board, President, Chief Executive
                                              Officer and Director
Donald G. Herrman....................  42     Executive Vice President, Chief Financial Officer and
                                              Secretary
J.R. Wetzel..........................  41     Executive Vice President of Operations
Lonnie P. Nadal......................  43     Senior Vice President of Acquisitions
Robert A. Dewey......................  39     Senior Vice President of Industrial Operations
Kimberly G. Solbakk..................  43     Senior Vice President of Apartment Operations
Angela M. Wixted.....................  44     Senior Vice President and Treasurer

     The following is a biographical summary of experience for the executive officers, and key employees of the Company:

     GLENN L. CARPENTER has been Chairman of the Board since 1996 and President, Chief Executive Officer and a director of the Company since its formation in 1993. Mr. Carpenter served as Chief Executive Officer of Santa Anita Realty Enterprises, Inc. ("Realty") from January 1992 until February 1994, and as President of Realty from December 1989 until February 1994. He was Chief Operating Officer of Realty from 1989 until 1991, and was Executive Vice President of Realty from 1988 until 1989. From 1986 until 1988, Mr. Carpenter served as Senior Vice President -- Operations of Realty, and has held a number of other positions with Realty since 1979. Mr. Carpenter has been a member of the National Association of Real Estate Investment Trusts ("NAREIT") since 1980, has served on NAREIT's board of governors and is a member of the Urban Land Institute.

     DONALD G. HERRMAN has been Executive Vice President of the Company since May 1995, Senior Vice President, Secretary, and Chief Financial Officer of the Company since its formation in 1993, and served as Treasurer of the Company from February 1994 to October 1994. Mr. Herrman served as Vice President -- Finance and Secretary of Realty from January 1992 until February 1994, and as Realty's Treasurer from 1989 until February 1994. From 1985 until 1990, Mr. Herrman served as Controller of Realty. Mr. Herrman is a certified public accountant in California.

     J.R. WETZEL has served as Executive Vice President of Operations since he joined the Company in May 1998. Prior to that time, Mr. Wetzel had served as Vice President -- Development/Western Region for Industrial Developments International since April 1996, and had served in various executive positions for O'Donnell Property Services since January 1994.

     LONNIE P. NADAL has been Senior Vice President of Acquisitions since 1996 and Vice President of Acquisitions since the Company's formation in 1993. Mr. Nadal served as Vice President -- Acquisitions of Realty from January 1992 to February 1994, and as a Director of Operations from August 1991 until February 1994. From 1983 until 1991, Mr. Nadal was a partner of Lincoln Property Company, a development and property management company.

     ROBERT A. DEWEY has served as Senior Vice President of Industrial Operations since May 1998, Vice President of Industrial Operations since January 1995, and Vice President of Operations of the Company since its formation in 1993. Mr. Dewey served as Director of Asset Management for Realty from 1992 until February 1994. From 1991 to 1992, he was oversight manager of the Newport Beach office of the Resolution Trust Corporation. From 1988 to 1990, Mr. Dewey was a Commercial Manager for a development company.

     KIMBERLY G. SOLBAKK has served as Senior Vice President of Apartment Operations since December 1998, and Vice President of Apartment Operations since January 1996. Ms. Solbakk served as Director of Apartment Operations and Regional Manager for the Pacific Northwest apartment communities owned by the Company from August 1993 to December 1995. From 1991 to August of 1993, Ms. Solbakk served as a district manager for Lexford Properties in Irving, Texas.

     ANGELA M. WIXTED has served as Senior Vice President and Treasurer since December 1998, and Vice President and Treasurer since March 1997. From October 1994 to March 1997, she served as Treasurer and Controller. Ms. Wixted served as a financial consultant for various clients from 1993 to 1994. From 1992 to 1993, Ms. Wixted was Controller for O'Donnell Property Services. From 1986 to 1992, Ms. Wixted served as CFO/Controller of SDC Investments, Inc. Ms. Wixted is a certified public accountant in California.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

     The following table sets forth the annualized base salary the Company paid for 1998 to its Chief Executive Officer and to each of the other most highly compensated officers and key employees of the Company whose cash compensation exceeded $100,000 on an annualized basis during the year ending December 31, 1998.

                                                                                       LONG-TERM COMPENSATION
                                                                           ----------------------------------------------
                                                    ANNUALIZED(1)                           RESTRICTED
                                              --------------------------   AWARDS/OPTIONS     STOCK          ALL OTHER
       NAME                CAPACITIES         YEAR    SALARY     BONUS       GRANTED(2)      GRANTED      COMPENSATION(3)
       ----                ----------         ----   --------   --------   --------------   ----------    ---------------
Glenn L. Carpenter   Chairman of the Board,   1998   $330,000   $203,000       40,000        $ 70,000(4)      $7,500
                     Chief Executive Officer  1997    330,000     95,000      100,000              --          2,025
                     and President            1996    300,000    120,000        3,000         117,000          6,930
                     Executive Vice
Donald G. Herrman    President,               1998    200,000    106,800       25,000         115,000(4)       6,057
                     Chief Financial Officer  1997    175,000     55,000       70,000              --          2,025
                     and Secretary            1996    156,000     46,800        2,500          84,000          4,350
J.R. Wetzel(5)       Executive Vice           1998    200,000     91,000       75,000         301,000(4)          --
                     President of Operations  1997         --         --           --              --             --
                                              1996         --         --           --              --             --
Lonnie P. Nadal      Senior Vice President    1998    188,800     97,320       15,000          15,000(4)       7,500
                     of Acquisitions          1997    160,000     49,000       65,000              --          1,825
                                              1996    135,200     42,000        2,000          67,000          4,056
Robert A. Dewey      Vice President of        1998    150,000     74,300       15,000          15,000(4)       6,750
                     Industrial Operations    1997    125,000     22,500       45,000          42,250          1,544
                                              1996    114,500     33,000        1,000          33,000          3,432

---------------
(1) The Company provides automobiles and club memberships to certain key employees, including certain officers listed above, the value of which is not included in the table above and which in any case did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of any individual for the applicable year.

(2) The amount shown represents the number of shares purchasable upon exercise of an option granted under the Company's 1993 Share Option Plan. The options shown as granted in 1998 were granted effective as of three dates: (a) May 11, 1998 with an exercise price of $22.563 with vesting occurring in equal installments on each of the first five anniversaries of the date of grant;
    (b) December 2, 1998 with an exercise price of $19.50 and vesting in equal installments on each of the first five anniversaries of the date of grant; and (c) December 9, 1998 with an exercise price of $19.938 and vesting in equal installments on each of the first five anniversaries of the date of the grant. The options granted in 1997 were granted effective as of two dates: (a) March 5, 1997 with an exercise price of $23.125 with vesting occurring in equal installments on each of the first five anniversaries of the date of the grant and (b) December 1, 1997 with an exercise price of $22.625 and vesting in equal installments on each of the first five anniversaries of the date of the grant. The options granted in 1996 were granted effective July 1, 1996 with an exercise price of $16.75 and vesting occurring in equal installments on each of the first five anniversaries of the date of grant. For additional details regarding option grants, see "Option Grants in Last Fiscal Year" below.

(3) The amounts shown are those expensed for financial reporting purposes under the Company's Thrift Plan. See "Thrift Plan" below for a description of such Plan.

(4) Restricted Common Stock. The following table sets forth information regarding the restricted common stock issued during 1998 to each of the named officers and key employees (all of which grants were made under the Share Option Plan).

                         RESTRICTED COMMON STOCK GRANTS
                              IN LAST FISCAL YEAR

                                         DATE      NUMBER OF
                                        SHARES      SHARES
                NAME                    GRANTED     GRANTED           VESTING PERIOD
                ----                    -------    ---------    --------------------------
Glenn L. Carpenter..................     03/98       3,068      Equally over 3 year period
Donald G. Herrman...................     03/98         658      Equally over 3 year period
Donald G. Herrman...................     12/98       5,000      Equally over 5 year period
J.R. Wetzel.........................     05/98      10,000      Equally over 5 year period
J.R. Wetzel.........................     12/98       5,000      Equally over 5 year period
Lonnie P. Nadal.....................     03/98         658      Equally over 3 year period
Robert A. Dewey.....................     03/98         658      Equally over 3 year period

     The shares granted in March and December 1998 were issued as performance-based compensation. Distributions will be paid on the shares of restricted common stock issued.

(5) J.R. Wetzel commenced employment with the Company on May 10, 1998.

SHARE OPTION PLAN

     The Company adopted the 1993 Share Option Plan (the "Share Option Plan") to provide incentives to attract and retain officers and employees. In 1998, the Company amended the Share Option Plan to increase the number of shares for which options may be granted from 1,050,000 shares to 2,300,000 shares. The Share Option Plan provides for grants of options to purchase a specified number of shares of common stock, awards of restricted common stock, and grants of stock appreciation rights. Under the Share Option Plan the total number of Common Shares available to be granted is 2,300,000, 300,000 shares of which have been reserved for awards to non-employee directors. Participants in the Share Option Plan who are officers or any other employees of the Company are selected by the Compensation Committee. Directors of the Company are also eligible to participate, but, in the case of directors who are not also employees, only pursuant to automatic grants under a specified formula set forth in the Share Option Plan. No employee may receive a grant of options for more than 100,000 shares of Common Stock in any calendar year.

     STOCK OPTIONS. The following table sets forth (i) all individual grants of stock options made by the Company during 1998 to each of the named officers and key employees (all of which grants were made under the Share Option Plan), (ii) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company, (iii) the exercise price and expiration date of these options, and (iv) the estimated potential realizable values assuming either a 5% or 10% annualized rate of appreciation from the relevant date of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED ANNUAL
                                              % OF TOTAL                                 RATES OF STOCK PRICE
                              NUMBER OF        OPTIONS                                     APPRECIATION FOR
                            COMMON SHARES     GRANTED TO                                    OPTION TERM(1)
                             UNDERLYING      EMPLOYEES IN     EXERCISE     EXPIRATION   -----------------------
          NAME             OPTIONS GRANTED   FISCAL YEAR    PRICE ($/SH)      DATE         5%           10%
          ----             ---------------   ------------   ------------   ----------   ---------   -----------
Glenn L. Carpenter.......      40,000             12%         $19.938       12/08/08    $502,000    $1,271,000
Donald G. Herrman........      25,000              7%          19.500       12/01/08     307,000       777,000
J.R. Wetzel..............      50,000(2)          22%          22.563       05/10/08     709,000     1,798,000
                               25,000(2)                       19.500       12/01/08     307,000       777,000
Lonnie P. Nadal..........      15,000              4%          19.500       12/01/08     184,000       466,000
Robert A. Dewey..........      15,000              4%          19.500       12/01/08     184,000       466,000

---------------
(1) The amounts shown in these columns are based upon assumed rates of appreciation over the option term which are prescribed by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock, overall market conditions and the option holder's continued employment through the applicable vesting periods.

(2) In each case, the first amount shown relates to options granted as of May 10, 1998 and the second amount shown relates to options granted as of December 9, 1998.

                  AGGREGATED OPTIONS EXERCISED IN FISCAL 1998
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth the total number of all outstanding unexercised options held by the named officers and key employees as of the end of 1998. None of the named officers exercised any options during 1998. On December 31, 1998, the fair market value per Common Share (based on the closing price of the Common Shares on the NYSE) was $20.0625.

                                               NUMBER OF COMMON SHARES           VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                             OPTIONS AT DECEMBER 31, 1998      AT DECEMBER 31, 1998(A)
                                             ----------------------------    ----------------------------
                  NAME                       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                  ----                       -----------    -------------    -----------    -------------
Glenn L. Carpenter.......................      79,200          138,800        $152,000         $26,000
Donald G. Herrman........................      53,000           94,500         100,000          29,000
J.R. Wetzel..............................          --           75,000              --          14,000
Lonnie P. Nadal..........................      30,800           86,200          61,000          33,000
Robert A. Dewey..........................      14,400           61,600          31,000          24,000

---------------
(a) Market value of underlying securities at December 31, 1998, minus the exercise price of "in-the-money" options.

DEFERRED COMPENSATION PLAN

     The Company has established a deferred compensation plan (the "Deferred Compensation Plan") pursuant to which certain highly-compensated or management employees of the Company may elect to defer payment of a percentage of the compensation payable to them by the Company. Pursuant to the Deferred

Compensation Plan, the Company may make certain matching contributions equal to the amounts of compensation elected to be deferred under the Deferred Compensation Plan, and may also make other discretionary contributions. All amounts deferred by employees and all contributions made by the Company under the Deferred Compensation Plan are held in an investment fund. The Deferred Compensation Plan is intended to be a nonqualified plan under the Code.

     Mr. Carpenter received credit under the Deferred Compensation Plan for years of service with Realty. The Company assumed the obligations of Realty and Mr. Carpenter is fully vested. Annualized examples of the benefits, commencing at age 65, are set forth below. The examples assume retirement as of December 31, 1998 after assumed years of service.

                              YEARS OF SERVICE
          ---------------------------------------------------------
 SALARY      5        10        15        20        25        30
--------  -------   -------   -------   -------   -------   -------
$100,000   $21,203  $17,406   $13,609   $ 9,812   $ 6,015   $ 7,218
 125,000    26,416   21,582    16,748    11,914     7,080     8,496
 150,000    31,630   25,759    19,888    14,017     8,146     9,775
 175,000    37,465   31,179    24,893    18,608    12,322    14,787
 200,000    43,715   37,429    31,143    24,858    18,572    22,287
 225,000    49,965   43,679    37,393    31,108    24,822    29,787
 250,000    56,215   49,929    43,643    37,358    31,072    37,287
 275,000    62,465   56,179    49,893    43,608    37,322    44,787
 300,000    68,715   62,429    56,143    49,858    43,572    52,287
 325,000    74,965   68,679    62,393    56,108    49,822    59,787
 350,000    81,215   74,929    68,643    62,358    56,072    67,287

RETIREMENT INCOME PLAN

     The Company has established a defined benefit retirement income plan (the "Retirement Income Plan") that is noncontributory. Benefits are determined regardless of position under a formula applied uniformly to all employees of the Company (except as otherwise required under the Code's "top-heavy" rules relating to "key" employees), and depend upon the employee's length of service, and the employee's highest consecutive five year average earnings up to $160,000 less certain social security benefits.

     Employees are eligible to participate in the plan after attaining age 21 and completing one year of service. The plan currently provides for 100% vesting of an employee's interest after five years of service, except to the extent faster vesting is required under the Code's "top-heavy" rules.

     The following table illustrates the estimated annual retirement benefit payable under the Retirement Income Plan at age 65, after reduction for certain social security benefits, for participants with compensation and credited years of service shown. The benefits shown assume retirement at age 65 as of December 31, 1998, subject to the maximum annual benefit of $130,000 shown below. This maximum annual amount is actuarially increased to participants who retire after age 65.

                                YEARS OF SERVICE
            ---------------------------------------------------------
  SALARY       5        10        15        20        25        30
  ------    -------   -------   -------   -------   -------   -------
$100,000    $ 9,612   $19,225   $28,838   $38,451   $48,064   $57,677
 125,000     12,237    24,475    36,713    48,951    61,189    73,427
 150,000     14,862    29,725    44,588    59,451    74,314    89,177
 160,000**   15,912    31,825    47,738    63,651    79,564    95,477
 200,000     15,912    31,825    47,738    63,651    79,564    95,477

---------------
** As the annual compensation increases, the estimated annual retirement benefit payable will remain constant due to the $160,000 compensation limit invoked by the IRS.

     Participants will receive credit under the Retirement Income Plan for employment by Realty. The officers and their salaries covered under these plans and their years of service for purposes of these plans are as follows:

                                                                                  DEFERRED
                                        ANNUAL      YEARS OF     RETIREMENT     COMPENSATION
                NAME                    SALARY     SERVICE(1)    INCOME PLAN     AGREEMENT
                ----                   --------    ----------    -----------    ------------
Mr. Carpenter........................  $330,000        27            Yes            Yes
Mr. Herrman..........................   200,000        14            Yes             No
Mr. Nadal............................   188,800         8            Yes             No

---------------
(1) Includes years of service at Realty.

THRIFT PLAN

     The Company has established a thrift plan under which employees may elect to contribute up to 21% of their annual compensation on a combination before-and-after tax basis, excluding bonuses. Contributions by the employee are matched by the Company at a 75% rate with total matching contributions not exceeding a maximum of 4 1/2% of the contributing employee's annual compensation. Matching contributions are in the form of cash, which may be used by the trustee to purchase common shares of the Company. Employee contributions are invested in a fixed income fund, various growth funds, or a combination thereof, according to the employee's choice. The Plan provides for 20% vesting of contributions by the Company for each full year of service, increasing to 100% vesting after five years of service. (See "Compensation" above for the amounts contributed by the Company during 1998 for the benefit of its officers.)

EMPLOYMENT AGREEMENT

     Mr. Carpenter has an employment agreement with the Company that has an initial term of five years, which commenced September 1, 1998, and is subject to an automatic one year extension at the end of each year during the initial term of the agreement unless terminated by the Company or Mr. Carpenter. The agreement provides for annual base compensation, subject to any increases in base compensation recommended by the Compensation Committee and approved by the Board of Directors. Mr. Carpenter and the other officers of the Company will also receive incentive compensation in accordance with criteria to be established by the Compensation Committee and approved by the Board of Directors, which the Company expects will be determined primarily on the basis of Funds from Operations growth per common share and in some cases on the basis of division or other performance goals.

     Mr. Carpenter's employment agreement provides for certain severance payments in the event of death or disability or upon termination by the Company without good cause or termination by Mr. Carpenter with good reason. Mr. Carpenter's employment agreement also provides for certain payments and other benefits in the event he is terminated following a "Change of Control," which is defined in the employment agreement to include (i) certain acquisitions by persons not affiliated with the Company of 20% or more of the Company's outstanding voting securities; (ii) the replacement of at least a majority of the individuals who were members of the Company's Board of Directors on the effective date of Mr. Carpenter's employment agreement (the "Incumbent Board");
(iii) a merger, consolidation or reorganization involving the Company, unless:
(x) the Company's stockholders as constituted immediately prior to such transaction own at least 50% of the outstanding voting securities of the corporation resulting from such transaction (the "Surviving Corporation") in substantially the same proportion to their ownership of the Company's voting securities prior to the transaction, (y) the individuals who comprised the Incumbent Board immediately prior to the execution of the agreement relating to such a transaction constitute at least a majority of the board of the Surviving Corporation and (z) other than certain persons and plans affiliated with the Company and persons who beneficially owned 15% or more of the Company's outstanding voting securities immediately prior to such transaction, no person owns 15% or more of the outstanding voting securities of the Surviving Corporation; (iv) a complete liquidation or dissolution of the voting securities of the Surviving Corporation; and (v) a sale of substantially all of the Company's assets to any person other than a subsidiary of the Company. If

Mr. Carpenter's employment were to be terminated for any reason within 36 months following a Change of Control, Mr. Carpenter would be entitled to certain benefits, including the immediate vesting of all stock options and other awards issued by the Company to Mr. Carpenter and of all unvested employer contributions in Mr. Carpenter's 401(k) account, as well as the payment of cash of a severance payment equal to three times the sum of (i) Mr. Carpenter's base salary then in effect and (ii) the highest annual bonus received by Mr. Carpenter during the five fiscal years ended prior to the Change of Control.

CHANGE OF CONTROL AGREEMENTS

     The Company has entered into Change of Control Agreements (the "Change of Control Agreements") with the following executive officers: Mr. Herrman, Mr. Wetzel, Mr. Nadal, and Mr. Dewey (each, a "Covered Executive" and, collectively, the "Covered Executives"). The following summary of the material terms of the Change of Control Agreements is qualified in its entirety by reference to the full text of the Form of Change of Control Agreement, a copy of which has been filed as an exhibit to the Company's Annual Report on Form 10-K filed with the Commission on or about March 30, 1998.

     The Change of Control Agreements were effective as of March 16, 1998 and expire on December 31, 2000, subject to automatic one-year extensions unless terminated by either the Company or a Covered Executive; provided, however, that the Change of Control Agreements may not expire prior to the expiration of 24 months after the occurrence of a "Change of Control." A Change of Control, for purposes of the Change of Control Agreements, includes (i) certain acquisitions by persons not affiliated with the Company of 20% or more of the Company's outstanding voting securities; (ii) the replacement of at least a majority of the individuals who were members of the Company's Board on the effective date of the Change of Control Agreements (the "Incumbent Board"); (iii) a merger, consolidation or reorganization involving the Company, unless: (x) the Company's stockholders as constituted immediately prior to such transaction own at least 50% of the outstanding voting securities of the corporation resulting from such transaction (the "Surviving Corporation") in substantially the same proportion to their ownership of the Company's voting securities prior to the transaction,
(y) the individuals who comprised the Incumbent Board immediately prior to the execution of the agreement relating to such a transaction constitute at least a majority of the board of the Surviving Corporation and (z) other than certain persons and plans affiliated with the Company and persons who beneficially owned 15% or more of the Company's outstanding voting securities immediately prior to such transaction, no person owns 15% or more of the outstanding voting securities of the Surviving Corporation; (iv) a complete liquidation or dissolution of the Company; and (v) a sale of substantially all of the Company's assets to any person other than a subsidiary of the Company.

     The Change of Control Agreements provide for the payment of certain benefits to any Covered Executive whose employment with the Company is terminated within 24 months following a Change of Control. The Change of Control Agreements provide that, if a Covered Executive's employment with the Company is terminated within such period for any reason other than for "Cause," "Disability," death or by the Covered Executive other than for "Good Reason" (all terms as defined in the Change of Control Agreement), the Covered Executive shall be entitled to certain benefits, including the immediate vesting of all stock options issued under the Company's Share Plan and the payment of a severance payment equal to twice the sum of (i) the Covered Executive's annual base salary and (ii) the Covered Executive's annual bonus for the fiscal year immediately preceding the fiscal year in which the Change of Control occurred.

                 COMPENSATION COMMITTEE REPORT ON COMPENSATION

GENERAL

     The Compensation Committee of the Board of Directors (the "Committee") administers the company's executive compensation program. The Committee is composed entirely of outside directors. The Compensation Committee was appointed following the closing of the Company's initial public offering on February 18, 1994 and the appointment of the Company's independent directors. Accordingly, the Compensation Committee did not participate in the determination of compensation for the Company's officers and managerial employees at the outset, or in the negotiation of the employment contracts with any of the Company's officers or in the award of stock options to any such persons in connection with the Company's initial public offering.

     The objective of the Company's executive compensation program is to develop and maintain reward programs which contribute to the enhancement of shareholder value, while attracting, motivating and retaining key personnel who are essential to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives, restricted share grants and stock option grants, and may be in the form of short term and long term arrangements. These elements are designed to operate on an integrated basis and together comprise total compensation value.

     The Compensation Committee believes that competitive base salaries are necessary to retain and attract talented officers and managerial employees. Subject to minimal levels specified in employment contracts, the Compensation Committee intends that the base salaries paid to officers and managerial employees of the Company will continue to be comparable to base salaries received by employees occupying positions of similar responsibility in comparable companies in the same industry. To ensure comparability, the Compensation Committee has in the past retained, and expects in the future to retain, the services of one or more independent compensation consultants.

     The Committee reviewed executive compensation in light of the Company's performance during 1998 and compensation data relating to companies that were considered comparable. In this regard, the Committee considered a variety of factors, including the achievement of operational and financial goals during 1998.

     It is the Compensation Committee's belief that none of the Company's officers or key employees will be affected by the provisions of Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility of certain executive compensation during 1998. Therefore, the Committee has not adopted a policy as to compliance with the requirements of Section 162(m).

BASE SALARY

     Base salary levels for the Company's officers are determined through annual employment evaluations, submitted to the Committee by the Chief Executive Officer ("CEO"), along with comparisons of companies in the real estate industry. Salary information about comparable companies is surveyed by reference to public disclosures made by companies in the real estate industry. In addition, the Committee from time to time obtains information about comparable salary levels from an outside compensation consultant. The base salary level for the CEO is determined by the Board of Directors based upon an annual evaluation of the performance of the CEO and recommendation from the Compensation Committee.

ANNUAL CASH INCENTIVES

     The annual cash incentive is designed to provide a short-term (one-year) incentive to officers and key employees based on a percentage of the individual's base salary. Incentive awards are based on the achievement of predetermined corporate and individual performance goals. For the CEO, the relative weights of the corporate and individual performance measures are 100% to the Company's goals. For the Executive Vice Presidents, the relative weights are 90% to the Company's goals and 10% to the individual's goals; for the Senior Vice President -- Acquisitions, the relative weights are 80% Company's goals and 20% to the individual's goals; and for the Senior Vice President -- Operations the relative weights are 70% Company's goals and 30% to the individual's goals. Specific individual goals for each individual are established at the beginning of the year (by the Committee in the case of the CEO and by the CEO in all other cases) and are tied to the functional responsibilities of each individual. Individual goals may include objective and subjective factors, such as improving the performance of assets managed by the individual, successful acquisitions or sales, development of leadership skills and personal training and education. The Company's goals are based on operating performance, as measured by a predetermined increase in funds from operations. Other than the allocation between individual and Company goals, no specific weights are assigned to the individual goals. In addition, no bonus awards are made if a minimum level of funds from operations is not met.

     In addition to the annual cash incentive described above, a discretionary incentive award will be awarded if the Company exceeds its predetermined corporate performance goal. The total incentive pool available to the officers and key employees will be determined based on a variable percentage of the total annual cash incentive available to the officers and key employees. The percentage will be calculated based on the amount the Company exceeds the predetermined corporate performance goal. The discretionary incentive award may be awarded in cash or restricted stock or a combination of cash and restricted stock. The discretionary incentive award is awarded at the sole and absolute discretion of the Compensation Committee as to all officers and key employees other than the CEO and the Board of Directors as to the CEO.

     In 1998, the Company exceeded its performance objectives and the individual officers' performance targets. Cash bonuses of $640,045 were awarded to the officers, including the CEO, for 1998.

STOCK OPTIONS AND RESTRICTED SHARES

     Stock options are designed to provide long-term (up to ten year) incentives and rewards tied to the price of the Company's Common Shares. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to participants only when the Company's shareholders benefit from stock price appreciation, are an important component of the Company's annual executive compensation program. The number of options or shares currently held by an officer is not a factor in determining individual grants, and the Committee has not established any target level of ownership of Company stock by the Company's officers. However, accumulation and retention of shares of Company stock by officers is encouraged.

     Stock options may be awarded annually. The Company does not adhere to firmly established formulas for the issuance of options. During fiscal 1998, each officer received stock option grants. The Summary Compensation Table shows the options granted to the named officers for the past three years, including the CEO. In determining the size of the grants to the CEO and the other named officers, the Committee assessed relative levels of responsibility and the long-term incentive practices of other comparable companies.

     In accordance with the provisions of PAG's 1993 Share Option Plan, the exercise price of all options granted was equal to the market value of the underlying Common Shares on the date of grant. Accordingly, the value of these grants to the officers was dependent solely upon the future growth and share value of the Company's Common Shares.

     The Committee also awards restricted shares as a compensation vehicle and to retain key individuals. Currently each of the officers hold awards. The number of restricted shares covered by each award is determined by the Committee in its discretion and generally reflects the extent of the officer's success in achieving the Company's goals during the preceding year and the level of the officer's responsibility. The Summary Compensation Table shows restricted share awards made to the named officers since 1995, including the CEO.

     All awards of restricted shares provide for vesting over three years or longer, subject to certain events of forfeiture. Since the holder of restricted shares would generally forfeit them if he or she were to leave PAG prior to vesting, the Committee believes these awards are a significant factor in the retention of key employees and support a long-term view among the officers.

     The foregoing report is given by the members of the Compensation Committee, namely:

                                Robert E. Morgan
                                Peter L. Eppinga
                                Keith W. Renken

COMPARATIVE STOCK PERFORMANCE

     The line graph below compares the cumulative total shareholder return on Common Stock of the Company since February 10, 1994, the date of PAG's initial public offering, with the cumulative total return on the S&P 500 Index and the NAREIT All Equity REIT Total Return Index over the same period. This comparison assumes that the value of the investment in the Company's Common Shares and in each index was $100 in February of 1994 and that all dividends were reinvested.

                         PACIFIC GULF PROPERTIES, INC.
                            TOTAL RETURN PERFORMANCE

                    PACIFIC GULF PROPERTIES INC.            S&P 500             NAREIT ALL EQUITY INDEX
                    ----------------------------            -------             -----------------------
2/09/94                       100.00                         100.00                      100.00
12/31/94                       85.87                          99.67                      101.58
12/31/95                      105.14                         137.12                      117.04
12/31/96                      137.66                         168.47                      160.69
12/31/97                      180.24                         224.70                      194.68
12/31/98                      165.02                         288.91                      162.32

(1) Indicates appreciation of $100 invested in February 1994 in PAG Common Shares, S&P 500 and NAREIT All Equity REIT Total Return Index assuming reinvestment of dividends.

                                 ANNUAL REPORT

     The Annual Report of PAG for the year ended December 31, 1998, including financial statements audited by Ernst & Young, LLP, independent auditors, and their report thereon, is being mailed to all shareholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. In addition, a copy of PAG's Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the SEC, will be sent to any shareholder without charge upon written request to PAG, 4220 Von Karman, Second Floor, Newport Beach, California 92660.

                             SHAREHOLDER PROPOSALS

     Any proposal by a shareholder of PAG intended to be presented at the 2000 Annual meeting of shareholders must be received by PAG at its principal executive offices not later than December 4, 1999 for inclusion in PAG's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     PAG is not aware of any business or matter other than those indicated above which may properly be presented at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          DONALD G. HERRMAN
                                          Secretary

April 13, 1999

PROXY                                                                      PROXY

                          PACIFIC GULF PROPERTIES INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              1999 ANNUAL MEETING OF SHAREHOLDERS -- MAY 13, 1999

     Glenn L. Carpenter and Donald G. Hermann, and each of them, are hereby appointed proxies, with full power of substitution, and are hereby authorized to represent and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of Pacific Gulf Properties Inc. to be held at the Four Seasons Hotel, Newport Beach, California, on May 13, 1999, and at any postponements or adjournments thereof, in the manner indicated below, and in their discretion on any other matter which may properly come before the Meeting.

     This Proxy will be voted in accordance with the instructions given. In this absence of instructions, the Proxy will be voted "FOR" Proposal No. 1 and in the discretion of the persons hereby appointed as proxies with respect to any other matters that may properly come before the Meeting or any postponements or adjournments thereof.

      SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY
          PROMPTLY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE
                       IF MAILED WITHIN THE UNITED STATES


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

                          PACIFIC GULF PROPERTIES INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  O

The Board of Directors recommends a vote "FOR" Proposal No. 1.

1. Election of one Class I Director and election of two Class II Directors:

             For                 Withheld                For All
             All                    All                  Except

              O                     O                       O

   _____________________________________________________________________________
   (Instruction: to withhold authority to vote for any one or more nominee(s), write the name(s) of such nominee(s) above.)

   Nominees: Christine Garvey, Carl C. Gregory, III and Donald E. Lange

2. Proposal 2 omitted as it is subject to the vote of the Company's Class A Preferred Stock.

3. In their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

                         The undersigned hereby revokes any proxy heretofore given to vote at the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated _________________, 1999, and the Company's 1998 Annual Report to Shareholders.

                         _______________________________________________________
                                      Signature of Shareholder(s)

                         Dated:_________________________________________, 1999

                         Please sign exactly as your name or names appears herein. A proxy executed by a corporation should be signed in the name(s) of its authorized officer(s). Executors, administrators and trustees should so indicate when signing.

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